Sunoco Logistics Partners L.P. UBS 2008 MLP Conference September 2008 Exhibit 99.1

Forward-Looking Statements
Statements made in this presentation that are not historical facts are forward-looking statements. We believe the assumptions underlying these statements are reasonable, but caution you that such forward-looking statements involve risks that may affect our prospects and performance, causing actual results to differ from those discussed here. Such risks and uncertainties include:
our ability to consummate announced acquisitions and integrate them into existing operations; our ability to complete internal growth projects; the ability of such acquisitions and internal growth projects to be cash-flow accretive;
increased competition; changes in demand for crude oil we buy and sell, as well as for crude oil and refined products we store and distribute; the loss of a major customer; changes in our tariff rates; changes in throughput of third-party pipelines connected to our pipelines and terminals; changes in levels of environmental remediation spending; potential equipment malfunction; potential labor relations problems; the legislative or regulatory environment; plant construction/repair delays; and political and economic conditions, including the impact of potential terrorists acts and international hostilities.
These and other applicable risks and uncertainties are described more fully in our 2008 Form 10-Q (filed with the Securities and Exchange Commission on August 6, 2008). We undertake no obligation to update publicly any forward-
looking statements in this presentation, whether as a result of new information or future events. This presentation includes certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures.
Reconciliations of non-GAAP financial measures to GAAP financial measures are provided in the appendix at the end of this presentation.

Sunoco Logistics – Asset Overview

-1,700 miles of refined product pipelines
-3,800 miles of crude trunk pipelines
-36 refined product terminals
-23.4 million barrels of crude oil storage capacity (including 16.5  million barrels at Nederland)
-Ownership interest  in 6 product and crude oil pipelines

Key Business Attributes
Stable fee based revenue – limited commodity risk
– 12.4% LP Distribution CAGR since 2002 IPO
– LP distribution increased in 20 of last 21 quarters
Geographically diverse assets – expanded asset footprint
– Serve key U.S. refining and production centers in U.S. Northeast,
Midwest, and Gulf Coast
– Provide transportation and storage services to meet growing requirements from foreign crude into the Texas Gulf region
– Successful completion and integration of 12 acquisitions since 2002
– MagTex will be the 13
th
acquisition
Key strategic relationship with Sunoco

Key Business Attributes
Strong business fundamentals
Refined product and crude oil pipelines
Growth driven by:
– Demand driven throughput increases
– Tariff increases (PPI influenced)
– Increased terminal services
Crude Oil Marine Terminal
Growth driven by:
– Shortage of storage infrastructure creates supply demand imbalance
– Rising tank construction costs make existing storage assets more valuable
– Continuation of capacity expansion plan
Long term contracts
Flexible capital structure to support growth
Strong, stable investment grade credit rating
Debt to EBITDA at 2.2x’s among the lowest in the midstream MLP sector

Financial Performance

Financial & Operational Measures

Total EBITDA $239 MM
2002 EBITDA
Eastern Pipeline
Terminals
Western Pipeline
$15 MM
$ 42 MM
$40 MM
Total EBITDA $97 MM
LTM 6/30/08 EBITDA
Eastern Pipeline
Terminals
Western Pipeline
$100 MM $64 MM
$75 MM

EBITDA & Free Cash Flow*
50
70
90
110
130
150
170
190
210
230
250
2003 2004 2005 2006 2007 LTM
6/30/08
            EBITDA
            Free Cash Flow
8
CAGR 16%
CAGR 22%
*    For a reconciliation of EBITDA & free cash flow to net income see slide 39.

Distribution
(per unit)
Distribution Summary
Current distribution of $3.74 (7.7% yield as of 8/29/08)
Latest 12 month distribution growth 11.6%
Distribution CAGR Q1 2002 – Q1 2008 – 12.4%
50 / 50
75 / 25
85 / 15
98 / 2
LP/GP
Split (%)
9
$1.60
$1.80
$2.00
$2.20
$2.40
$2.60
$2.80
$3.00
$3.20
$3.40
$3.60
$3.80
Over the last 4 years distribution growth has been top quartile among our competitive group.
108% Distribution Growth

Financial Summary

Growth Capex & Acquisitions
Investment since IPO:  $1B
Growth Capex/Acquisitions ($MM)
0
50
100
150
200
250
300
350
2002 2003 2004 2005 2006 2007 2008P
Organic Acquisitions
SXL Asset Base ($MM)
1,000
1,200
1,400
1,600
1,800
2,000
2,200
2,400
2,600
2002 2003 2004 2005 2006 2007
Total Asset Growth:  129%

Financial Summary

FCF per LP Unit Growth:   129%
FCF per LP Unit Growth since 2004:   110%
FCF per Limited Partner Unit ($)
2.25
2.75
3.25
3.75
4.25
4.75
5.25
5.75
2002 2003 2004 2005 2006 2007 LTM
6/30/08

Other Financial Metrics
Debt-EBITDA ratio at 6/30/08 2.2
Debt/Total Capital at 6/30/08 45%
Unutilized revolver capacity at 6/30/08 $410 MM
Distribution coverage -twelve months
ended 6/30/08 1.47x
Stable investment grade rating BBB/Baa2 (S&P, Moody’s)
Year ended 12/31/07 Revenues $7,406 MM

Growth Opportunities

Growth Opportunities
Increased Asset Utilization
- Increased terminalling services
- Expanded capability of lease acquisition marketing group
- Demand driven throughput growth
- Acquisition integration

Growth Opportunities Increased Asset Utilization Margin Improvement - FERC tariffs, market based tariffs - Crude oil storage infrastructure shortage - Additional terminalling services 15

Growth Opportunities

Increased Asset Utilization
Margin Improvement
Asset Base Expansion
- MagTex refined products pipeline & terminals acquisition and integration
- Nederland build out
- Motiva Pipeline project
- Other organic growth

Growth Opportunities 17 Estimated Annual Free Cash Flow Growth After Financing 2008 – 2010 $20 MM - $40 MM Increased Asset Utilization Margin Improvement Asset Base Expansion

MagTex Pipeline System

•472 mile refined product pipeline
system in Texas
•6 refined product terminals
•Connected to ExxonMobil’s
Beaumont Refinery and Motiva’s
Port Arthur Refinery
•Connected to 3   party terminals
in Houston
MagTex Acquisition from ExxonMobil
rd

MagTex Strategic Rationale
Establishes refined product platform for SXL in the Western Region
Connected to expanding refineries on the Gulf Coast
Supplies growing Houston market
Synergies with existing operations
Provides opportunities for organic growth projects

MagTex Transaction
Purchase price of $200 MM
- Support of $5.5 MM from the GP (Sunoco) over 4 years to provide accretion to Limited Partners
Acquisition will be debt financed
Continuing to work through conditions to closing, with close expected in Q4 2008

Immediately Accretive Plus Growth Opportunities

Western Pipeline System 21 Post

Western Crude Oil System 22

Sunoco Logistics - Nederland Terminal

•Canadian Crude Oil
•Offshore domestic pipeline
•Strategic Petroleum Reserve
•Foreign Crude Oil
•Close to refining centers
-Houston
-Lake Charles
-Port Arthur
Crude Oil Tank Capacity:  16.5 million barrels

Nederland Terminal –
Key Drivers of Crude Oil Tank Demand
Increased foreign imports into the Gulf – Waterborne and Canadian
Refinery Expansions
- Increasing regulations governing inspections, repair, modification and construction have led to greater outsourcing, more tanks taken out of service
Segregation of increasing number of crude grades
Tankage provides a logistics buffer during current period of tight worldwide supply and demand

Nederland Terminal Build Out
Shell Capacity
MM BBLS
January 2008 14.7
2008 Construction 1.8
Motiva Project – 2009 - 2010 2.0
Additional Buildout Capability 12.0
Total Potential Capacity
30.5

Expect to Increase Capacity by 2 - 3 MM Barrels per year
2008 - 2010

Nederland Terminal – Motiva Port Arthur Project
Provide crude oil logistics for Motiva Port Arthur refinery expansion
Construct 1.8 million barrels of tankage at Nederland Terminal and
8.1 mile pipeline to refinery
- Estimated cost: $90 MM
- Completion Date: 2009- 2010
Increases Nederland’s extensive connectivity to Gulf Coast and inland refineries
- Additional capacity available on pipeline
Immediately accretive upon completion

NEDERLAND
TERMINAL
MOTIVA
MILLER TANK FARM
NEDERLAND
T0 MOTIVA
30” PL
Nederland Project
• Nederland Terminal
- (3) 660 MBBL Tanks
- Pump Station @ 8,000 HP
- Piping & Manifold Modifications
- Delivery Meters
• Pipeline
- 8.1 Miles of 30”
- Delivery Meters
Motiva Project Map

Summary

Sunoco Logistics Forward Guidance
Estimated Annual
2008 - 2010
Capital Expenditures
Maintenance $26 MM
Organic Growth $100-$150 MM
Increased Free Cash Flow
(after financing) $20-$40 MM
2008 Earnings per LP unit are expected to be comparable to first half level of $2.17
Targeting 2009 distribution growth at 10% or higher

Sunoco Logistics Partners
Summary
Conservative balance sheet, stable & diversified cash flows
– Debt/EBITDA at 2.5x as of June 30, 2008 among the lowest in
Midstream MLP group
Geographically diverse, flexible assets
– opportunities for increased utilization / capacity expansion
– well positioned for  accretive organic growth projects and acquisitions
Key relationship with Sunoco, Inc. - largest investor and largest customer
Diversified customer base and expanded business platform from recent acquisitions
Experienced, growth oriented management team
Strong, consistent financial performance

Appendix

Sunoco Logistics Partners
Sunoco Logistics
Sunoco Logistics
Partners
Partners
Western Pipeline
Western Pipeline
System
System
Terminal
Terminal
Facilities
Facilities
Eastern Pipeline
Eastern Pipeline
System
System
32%*
32%*
27%*
27%*
41%*
41%*
Sunoco, Inc.
Sunoco, Inc.
Public
Public
43.3%
43.3%
56.7%
56.7%
* *
EBITDA % for the 12 months ended June 30, 2008 EBITDA % for the 12 months ended June 30, 2008
32 32

SXL
NEDERLAND
TERMINAL
Midland and
Big Springs
SXL
10"
From Patoka IL.
Canadian Crude
To Longview
Mid-Valley PL to Ohio,
Red River PL to Cushing,
McMurry PL to Tyler
To Wortham / Corsicana
1.Sunoco PL to Ringold and Wichita Falls
Basin to Cushing
To Longview
2.Mid-Valley PL to Ohio Red river PL to
Cushing, McMurry PL to Tyler
Citgo 20”
24” Exxon Mobil
Beaumont
5 Ship Docks
3BargeDocks
DOE 42”
Shell 22”
SPR
Big Hill
ExxonMobil
Baytown
Shell 20”
OTI
Houston
OTI 24”
Shell
Deer Park
Lyondell
Houston
Shell PL
East Houston
Shell 16”
BP26”
BP Amoco
Texas City
NEDERLAND TERMINAL DISTRIBUTION SYSTEM
OCS
XOM 20”
Waterborne Transport
SXL 30” Motiva
Port Arthur
SPR West Hackberry

(Under Construction)

Completed Transaction History
$610mm in acquisitions since IPO
Columbus, Ohio product terminal from Certified Oil for $8mm
Texas crude oil pipeline from ExxonMobil for $100mm
37% interest in Mesa crude oil pipeline from Sunoco/Chevron
for $7mm
Texas crude oil pipelines from Black Hills for $41mm
Texas crude oil pipelines from Alon for $68mm
55.3% interest in Mid-Valley Pipeline Company from Sunoco for $65 MM
50% undivided interest in Syracuse, New York refined products terminal from
Exxon Mobil for $13mm
Purchase Agreement to acquire Texas refined product pipelines and terminals from Exxon Mobil for $200mm
–
anticipated closing July 2008
Nov. 2004
Aug. 2005
Dec. 2005
March 2006
August 2006
June 2007
April 2008
Additional 1/3 interest in Harbor Pipeline from El Paso for $7mm, increasing interest to 2/3
rds
June 2004
2 product terminals from ConocoPhillips for $12mm:  Baltimore/Manassas April 2004
Logistics assets of Eagle Point refinery from Sunoco, Inc. for $20.0mm March 2004
Additional 3.1% interest in West Shore for $4mm: now own 12.3% Sept. 2003
JV interest from Sunoco/ Unocal in West Texas Gulf for $11mm Nov. 2002
JV interests in 3 product pipelines from Unocal, for $54.0mm
- Wolverine (31.5%), West Shore (9.2%), and Yellowstone (14.0%)
Nov. 2002

Financial Summary

Total Unit Price Growth:   108%
Unit Price CAGR:   12%
Quarterly SXL Earnings per LP Unit ($)
0.00
0.20
0.40
0.60
0.80
1.00
1.20
1.40
2002 2003 2004 2005 2006 2007 2008
Total EPU Growth:   210%
EPU CAGR:   17%
SXL Unit Price
0
10
20
30
40
50
60
70
2002 2003 2004 2005 2006 2007 2008

Est. 2002 2003 2004 2005 2006 2007 2008 Organic 12 6 18 43 87 82 120 Acquisitions 65 4 47 106 174 13 200 Total 77 10 65 149 261 95 320 Sunoco Logistics – Growth Capital ($mm) 36

Capitalization
($ millions)
As of 6/30/08
Debt
7.25% Notes (matures 2012) 250      fixed
6.125% Senior Notes (matures 2016) 175 fixed
$400 MM Revolver (matures 2012) 90      floating
$100 MM Revolver (matures 2009) - floating
Cash (2)
Net Debt 513
Debt / Total Capital 45%
Debt / EBITDA 2.2x
EBITDA / Interest 7.3x
Rating:
BBB / Baa2 (S&P, Moody’s)
Stable, Investment Grade

Historical Financial Results
($millions)
6/30/08
EBITDA 2003 2004 2005 2006 2007 LTM
East 48              45 43 54 58 64
Terminals 41              48 51 54 68 75
West 18 16 23 47 67 100
Total EBITDA 107            109 117 155 193 239
Interest Expense (20)           (20)          (22) (28) (35) (33)
Maintenance Capex (26)           (24)          (23) (24) (24) (23)
Unusual Events - - 10 - - -
Free Cash Flow 61             65 82 103 134 183
GP Interest (1) (3) (4) (14) (22) (26)
Net to LPs 60              62 78 89 112 157
Yearly Distribution
($/unit)                               $1.99         $2.32       $2.56 $3.03      $3.33 $3.45
Coverage Ratio      1.33x         1.14x 1.22x 1.05x      1.15x 1.47x

EBITDA Reconciliation
Management of the Partnership believes EBITDA and distributable cash flow information enhances an investor's understanding of a business’ ability to generate cash for payment of distributions and other purposes.  In addition, EBITDA is also used as a measure in the Partnership's $400 million and $100 million revolving credit facilities in determining its compliance with certain covenants.  However, there may be contractual, legal, economic or other reasons which may prevent the Partnership from satisfying principal and interest obligations with respect to indebtedness and may require the
Partnership to allocate funds for other purposes.  EBITDA and distributable cash flow do not represent and should not be considered alternatives to net income, operating income or cash flows from operating activities as determined under United
States generally accepted accounting principles and may not be comparable to other similarly titled measures of other businesses.
(1)  Earnings before interest, taxes, depreciation and amortization
39
(1)
2003 2004 2005 2006 2007
LTM
6/30/08
Net Income 60 57 61 90 121 162
Interest Expense 20 20 22 28 35 33
Depreciation and amortization 27 32 34 37 37 44
EBITDA 107 109 117 155 193 239
Interest Expense (20) (20) (22) (28) (35) (33)
Maintenance Capex (26) (24) (23) (24) (24) (25)
Unusual Events - - 10 - - -
Free Cash Flow 61 65 82 103 134 181